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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 OCTOBER 1, 1998



                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-20833                 72-1205791
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)



             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)


                                 (225) 926-1000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         On October 1, 1998, Lamar Advertising Company (the "Company") acquired all of the outstanding capital stock of Outdoor Communications, Inc. ("OCI"), for a purchase price of approximately $385 million, consisting of approximately $235 million of cash, the assumption of approximately $105 million of debt and the issuance of approximately $45 million of notes to former OCI shareholders. The completion of this acquisition was reported on a Form 8-K filed on October 15, 1998.

         In order to update the financial statements filed on a Form 8-K/A on October 19, 1998, the Company is filing this report to provide updated historical financial statements and related notes for OCI as well as to include updated pro forma financial information of the Company giving effect to the acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Financial Statements.

                  Unaudited condensed consolidated balance sheets of OCI as of September 30, 1998 and June 30, 1998 and unaudited condensed consolidated statements of operations and cash flows for the three-month periods ended September 30, 1998 and 1997, are filed herewith as Exhibit 99.1.

           (b)    Pro Forma Financial Statements.

                  Unaudited pro forma condensed consolidated balance sheet as of September 30, 1998, and unaudited pro forma condensed consolidated statements of loss of the Company giving effect to the OCI acquisition for the year ended December 31, 1998, and the nine months ended September 30, 1998, are filed herewith as Exhibit 99.2.

           (c)    Exhibits.

                  99.1 Unaudited condensed consolidated balance sheets of OCI as of September 30, 1998 and June 30, 1998 and unaudited condensed consolidated statements of operations, and cash flow for the three-month periods ended September 30, 1998 and 1997. Filed herewith.

                  99.2 Unaudited pro forma condensed consolidated balance sheet as of September 30, 1998 and statements of loss of the Company giving effect to the OCI acquisition for the year ended December 31, 1998 and the nine months ended September 30, 1998. Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 8, 1999               LAMAR ADVERTISING COMPANY


                                  By: /s/ KEITH A. ISTRE
                                      ------------------------------------------
                                      Keith A. Istre
                                      Treasurer and Chief Financial Officer



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                                INDEX TO EXHIBITS

EXHIBIT
   NO.            DESCRIPTION
-------           -----------
99.1              Unaudited condensed consolidated balance sheets of OCI as of
                  September 30, 1998 and June 30, 1998, and unaudited condensed consolidated statement of operations, and cash flow for the three-month periods ended September 30, 1998 and 1997. Filed herewith.

99.2              Unaudited pro forma condensed consolidated balance sheet as of
                  September 30, 1998 and statements of loss of the Company giving effect to the OCI acquisition for the year ended December 31,
                  1998 and the nine months ended September 30, 1998. Filed herewith.